UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2015

Carter Validus Mission Critical REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4890 West Kennedy Blvd.

Suite 650

Tampa, Florida 33609

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

First Amendment to Dealer Manager Agreement

On October 9, 2015, Carter Validus Mission Critical REIT II, Inc. (the “Company”) entered into an amendment (the “First Amendment”) to the Dealer Manager Agreement (as amended and renewed, the “Dealer Manager Agreement”), by and among the Company, Carter Validus Advisors II, LLC (the “Advisor”) and SC Distributors, LLC (the “Dealer Manager”), dated June 10, 2014. The purpose of the First Amendment, which was filed as Exhibit 1.3 to the Company’s Post-Effective Amendment No. 6 to the Registration Statement on Form S-11 (File No. 333-191706) (the “Post-Effective Amendment”), is to revise certain terms of the distribution fee payable in connection with Class T shares and to reflect the revised per share offering price of Class T shares sold pursuant to the Company’s distribution reinvestment plan (the “DRIP”), as amended by the second amended and restated DRIP (the “Second A&R DRIP”). As of October 13, 2015, there were no shares of Class T common stock outstanding and no shares of Class T common stock will be sold until the Post-Effective Amendment is declared effective by the Securities and Exchange Commission (the “SEC”).

Pursuant to the terms of the First Amendment, the Company’s obligations to pay the distribution fee to the Dealer Manager in connection with Class T shares sold in the primary offering will survive until the earliest to occur of (i) a listing of the Company’s Class T shares on a national securities exchange; (ii) following the completion of the Company’s offering, total underwriting compensation in the offering equaling 10% of the gross proceeds from the Company’s primary offering; (iii) such Class T shares no longer being outstanding; or (iv) the passage of four years following the first Class T share purchased in the primary offering. Further, to make the terms of the Dealer Manager Agreement consistent with the Second A&R DRIP, the First Amendment provides that the price per share of Class T shares offered pursuant to the Company’s DRIP is $9.095.

The material terms of the First Amendment are qualified in their entirety by the First Amendment, a copy of which was filed as Exhibit 1.3 to the Post-Effective Amendment on October 13, 2015, and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Second Amended and Restated Distribution Reinvestment Plan

On September 30, 2015, the Company’s board of directors adopted the Second A&R DRIP, which was included as Appendix E to the prospectus that is part of the Post-Effective Amendment. The Second A&R DRIP will not be effective until the Post-Effective Amendment is declared effective by the SEC. The purpose of the Second A&R DRIP is to change the per share offering price of Class T shares offered pursuant to the DRIP from $9.10 to $9.095. The other terms of the Second A&R DRIP are consistent with the terms of the DRIP previously in effect.

The material terms of the Second A&R DRIP are qualified by their entirety by the Second A&R DRIP, which was included as Appendix E to the prospectus that is part of the Post-Effective Amendment filed on October 13, 2015, and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT II, Inc.

Dated: October 13, 2015	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer